SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 2018

Corporate Asset Backed Corporation, on behalf of

CABCO Trust for J.C. Penney Debentures

(Exact name of registrant as specified in its charter)

Delaware	033-91744-02	22-3281571
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

68 South Service Road
Suite 120
Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Trust for J.C. Penney Debentures (the “Trust”) Trust Certificates (the “Certificates”) relating to the J.C. Penney Company, Inc. 7 5⁄8% Debentures due March 1, 2097 (the “JCP Debentures”), which was made on September 4, 2018.

The Trust was created by the Amended and Restated Trust Agreement, dated as of March 25, 1999, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and U.S. Bank National Association as successor trustee to The Bank of New York (the “Trustee”), providing for the issuance of $52,650,000 aggregate certificate principal balance of Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $52,650,000 principal amount of the JCP Debentures. J.C. Penney Company, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-00777). You may read and copy any reports, statements and other information filed by J.C. Penney Company, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on J.C. Penney Company, Inc. and please refer to these periodic and current reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits. (c) Exhibits. 99.1 Trustee’s Distribution Report with respect to the September 4, 2018 Distribution Date for the CABCO Trust for J.C. Penney Debentures.

EXHIBIT INDEX

Exhibit

99.1	Trustee’s Distribution Report with respect to the September 4, 2018 Distribution Date for the CABCO Trust for J.C. Penney Debentures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for J.C. Penney Debentures

By:	/s/ Lee Thompson
Name: Lee Thompson
Title: Vice President

Date: September 10, 2018